Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
                                                 Reporting Period: November 2004

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                      Form No.             Attached        Attached
-----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1                Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                        MOR-1                Yes
Statement of Operations                                                 MOR-2                Yes
Balance Sheet                                                           MOR-3                Yes
Status of Postpetition Taxes                                            MOR-4                Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                    MOR-4                Yes
     Listing of aged accounts payable                                   MOR-4                Yes
Accounts Receivable Reconciliation and Aging                            MOR-5                Yes
Debtor Questionnaire                                                    MOR-5                Yes
-----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                      December 20, 2004
------------------------------------------             -----------------------
Signature of Debtor                                    Date


/s/ Alan L. Hunte                                      December 20, 2004
------------------------------------------             -----------------------
Signature of Joint Debtor                              Date


/s/ Alan L. Hunte                                      December 20, 2004
------------------------------------------             -----------------------
Signature of Authorized Individual*                    Date


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                     Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements         Reporting Period:November 2004

                                                        Bank Accounts
                                          Operating        Payroll          Tax       Other
                                      ------------------------------------------------------
        Cash - Beg of Month                835,271.82      35,331.89         NA          --
                                      ------------------------------------------------------

             Receipts:
            Cash Sales                             --             --         --          --
           Accounts Rec.                           --             --         --          --
         Loans & Advances                          --             --         --          --
          Sale of Assets                           --             --         --          --
           Deposit/WT IN                   223,325.29             --         --          --
               Other                         1,537.60             --         --          --
Fund Transfer(Vista MM Redemption)                 --             --         --          --
        Transfers (Interco)                533,087.80             --         --          --
                                      ------------------------------------------------------

          Total Receipts                   757,950.69             --         --          --
                                      ------------------------------------------------------

          Disbursements:
            Net Payroll                                           --         --          --
           Payroll Taxes                           --             --         --          --
      Sales, Use, & Other Tax                      --             --         --          --
        Inventory Purchases                        --             --         --          --
       Secured Rental/Leases                       --             --         --          --
             Insurance                             --             --         --          --
          Administrative                                          --         --          --
              Selling                              --             --         --          --
               Other                               --             --         --          --
          Transfers (PR)                           --             --         --          --
       Transfers (Interco)*               (147,930.88)            --         --          --
         Professional Fees                 (28,060.70)            --         --          --
            Court Costs                            --             --         --          --
                                      ------------------------------------------------------

        Total Disbursements               (175,991.58)            --         --          --
                                      ------------------------------------------------------

           Net Cash Flow                   581,959.11             --         --          --
                                      ------------------------------------------------------

        Cash: End of Month               1,417,230.93      35,331.89         --          --
                                      ======================================================

* Amount includes $75,000 transferred to Trenwick Barbados related to appointment of external director as well as amounts paid to Trenwick America Services Corporation under the terms of the Administrative Services Agreement.

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period:  November 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $ 1,417,230.93

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $    35,331.89

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended November 30, 2004

          Wire Date                 Amount                  Vendor Name
------------------------------  ------------   -----------------------------------------
2004-11-04                         75,000.00   Trenwick Barbados

          Check Date                Amount                  Vendor Name
------------------------------  ------------   -----------------------------------------
2004-11-05                             92.32   ADP - Investor Communication Services
2004-11-05                          2,871.66   CPT Group Inc
2004-11-12                         24,925.72   Ashby & Geddes
2004-11-30                            421.00   CT Corporation System
2004-11-10                           (250.00)  U.S. Trustee Program Payment Center
                                ------------
Total Checks                       28,060.70
                                ------------

Total November Disbursements    $ 103,060.70
------------------------------  ------------


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: November 2004
                                                            --------------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                 Month Ended        Cumulative
REVENUES                                        November 2004     Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                   $         83      $    242,034
--------------------------------------------------------------------------------
Less: Returns and Allowances                               --                --
--------------------------------------------------------------------------------
Net Revenue                                      $         83      $    242,034
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                                           --
--------------------------------------------------------------------------------
Beginning Inventory                                        --                --
--------------------------------------------------------------------------------
Add: Purchases                                             --                --
--------------------------------------------------------------------------------
Add:Cost of Labor                                          --                --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                       --                --
--------------------------------------------------------------------------------
Less: Ending Inventory                                     --                --
--------------------------------------------------------------------------------
Cost of Goods Sold                                         --                --
--------------------------------------------------------------------------------
Gross Profit                                               83           242,034
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                                --                --
--------------------------------------------------------------------------------
Auto and Truck Expense                                     98               588
--------------------------------------------------------------------------------
Bad Debts                                                  --                --
--------------------------------------------------------------------------------
Contributions                                              --            (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                              2,074            48,075
--------------------------------------------------------------------------------
Insider compensation*                                  24,784           893,994
--------------------------------------------------------------------------------
Insurance                                              10,263            28,235
--------------------------------------------------------------------------------
Management Fees/Bonuses **                                 --          (708,772)
--------------------------------------------------------------------------------
Office Expense                                            718           102,958
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                            785            41,649
--------------------------------------------------------------------------------
Repairs and Maintenance                                    89             3,413
--------------------------------------------------------------------------------
Rent and Lease Expense                                  1,387           703,238
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                              22,070           514,931
--------------------------------------------------------------------------------
Supplies                                                  278            89,911
--------------------------------------------------------------------------------
Taxes-Payroll                                           1,776            29,532
--------------------------------------------------------------------------------
Taxes-Real Estate                                         140             3,104
--------------------------------------------------------------------------------
Taxes-Other                                                 2             6,121
--------------------------------------------------------------------------------
Travel and Entertainment                                  278             4,680
--------------------------------------------------------------------------------
Utilities                                                  64             2,232
--------------------------------------------------------------------------------
Other (attach schedule)                                 1,308         5,212,615
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation           66,113         6,974,003
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     1,773           290,887
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (67,803)       (7,022,856)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                       (843,043)      (46,338,278)
--------------------------------------------------------------------------------
Interest Expense                                           --                --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                            --                --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items        (910,846)      (53,361,134)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                          --                --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                --                --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)              4,857            71,827
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                          --          (543,353)
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)       365,040         6,443,517
--------------------------------------------------------------------------------
Total Reorganization Expenses                        (360,183)       (6,915,043)
--------------------------------------------------------------------------------
Income Taxes                                               --          (170,205)
--------------------------------------------------------------------------------
Net Profit (Loss)                                $ (1,271,029)     $(60,105,972)
--------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement.


                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: November 2004
                                                            --------------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                 Month Ended        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   November 2004     Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                    --             2,951
--------------------------------------------------------------------------------
Legal Fees                                                 38            13,257
--------------------------------------------------------------------------------
Audit Fees                                                 --           (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                      --            46,654
--------------------------------------------------------------------------------
Other Fees                                                 --         5,119,517
--------------------------------------------------------------------------------
Data Processing                                           878            45,407
--------------------------------------------------------------------------------
Seminars & Continuing Education                           157             6,293
--------------------------------------------------------------------------------
Dues & Subscriptions                                      234             5,065
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                 $      1,308      $  5,212,615
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                        (843,043)      (46,338,278)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                               $   (843,043)     $(46,338,278)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                               365,040         6,443,517
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES              $    365,040      $  6,443,517
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: November 2004
                                                            --------------------

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF       BOOK VALUE ON
                            ASSETS                              CURRENT REPORTING MONTH      PETITION DATE
----------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                         4,032,630              4,532,566
----------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                    --                     --
----------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                49,140,880             48,745,299
----------------------------------------------------------------------------------------------------------
Notes Receivable                                                          3,082,462                     --
----------------------------------------------------------------------------------------------------------
Inventories                                                                      --                     --
----------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                             40,417                503,054
----------------------------------------------------------------------------------------------------------
Professional Retainers                                                        1,000                 10,000
----------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                      340,703                327,755
----------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                   $ 56,638,092          $  54,118,674
----------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                   --                     --
----------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                          --                     --
----------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                         --             20,723,654
----------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                           --              3,485,693
----------------------------------------------------------------------------------------------------------
Vehicles                                                                         --                     --
----------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                    --            (15,433,035)
----------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                             $         --          $   8,776,312
----------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                           49,992                266,900
----------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                          192,110,960            249,660,381
----------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                     $192,160,952          $ 249,927,281
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                           $248,799,043          $ 312,822,267
==========================================================================================================


----------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                    CURRENT REPORTING MONTH      PETITION DATE
----------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                        --
----------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                              --                     --
----------------------------------------------------------------------------------------------------------
Wages Payable                                                                    --                     --
----------------------------------------------------------------------------------------------------------
Notes Payable                                                                    --                     --
----------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                 --                     --
----------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                        --                     --
----------------------------------------------------------------------------------------------------------
Professional Fees                                                           434,505                     --
----------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                         --                     --
----------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                          4,209,574                     --
----------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                        $   4,644,078          $          --
----------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------
Secured Debt                                                                     --                     --
----------------------------------------------------------------------------------------------------------
Priority Debt                                                                    --                     --
----------------------------------------------------------------------------------------------------------
Unsecured Debt                                                          288,386,641            289,648,446
----------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                        $ 288,386,641          $ 289,648,446
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       293,030,719            289,648,446
----------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------
Capital Stock                                                                   100                    100
----------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                              266,985,085            266,985,085
----------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                        --                     --
----------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                           --                     --
----------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                       (246,858,372)          (246,858,372)
----------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                       (60,105,973)                    --
----------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                            (4,252,516)             3,047,008
----------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws)
  (attach schedule)                                                              --                     --
----------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                      $ (44,231,676)         $  23,173,821
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                  $ 248,799,043          $ 312,822,267
==========================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: November 2004
                                                            --------------------

                       BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------
                                                 BOOK VALUE AT END OF        BOOK VALUE ON
                            ASSETS             CURRENT REPORTING MONTH       PETITION DATE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
------------------------------------------------------------------------------------------
Accrued Investment Income                                  340,703                 327,755
------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                           $     340,703           $     327,755
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                1,308,827               1,198,532
------------------------------------------------------------------------------------------
Prepaid Deposits                                            75,000                      --
------------------------------------------------------------------------------------------
Investment in Subsidiaries                             190,723,672             244,859,636
------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                   3,461               3,602,213
------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                   $ 192,110,960           $ 249,660,381
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                 BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                   CURRENT REPORTING MONTH       PETITION DATE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
------------------------------------------------------------------------------------------
Accounts Payable                                            64,914                  42,517
------------------------------------------------------------------------------------------
Accrued Expenses                                                --               1,290,790
------------------------------------------------------------------------------------------
Interest Payable                                        12,728,025              12,728,025
------------------------------------------------------------------------------------------
Taxes Payable                                            2,602,010               2,601,759
------------------------------------------------------------------------------------------
Due to Affiliates                                       82,787,757              82,787,757
------------------------------------------------------------------------------------------
Indebtedness                                           190,203,934             190,197,598
------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                 $ 288,386,641           $ 289,648,446
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------
Accrued Expenses                                         1,156,104                      --
------------------------------------------------------------------------------------------
Taxes Payable                                            2,400,441                      --
------------------------------------------------------------------------------------------
Due to Affiliates                                          653,029                      --
------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                 $   4,209,574           $          --
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
------------------------------------------------------------------------------------------
Equity in Subsidiary                                    (4,252,516)              3,047,008
------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                     $  (4,252,516)          $   3,047,008
------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: November 2004
                                                            --------------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------
                                                  Amount
                                 Beginning      Withheld or                                           Check. No    Ending Tax
                               Tax Liability      Accrued     Amount Paid        Date Paid             or EFT       Liability
==============================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------
Withholding                           --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                         --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                         --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                          --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Income                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Other:                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                 --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------
Withholding                           --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Sales                                 --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Excise                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                          --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Real Property                         --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Personal Property                     --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Other:                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
  Total State and Local               --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Total Taxes                           --            --            --                                     --            --
------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

---------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                                   ========================================================================
                                                   Current         0-30          31-60       61-90       Over 90     Total
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                      --            --            --          --           --            --
---------------------------------------------------------------------------------------------------------------------------
Wages Payable                                         --            --            --          --           --            --
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                         --                                                                 --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Building                                                                                                   --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Equipment                                                                                                  --
---------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                --
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                     --            --       109,381     170,842      154,282       434,505
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                               --            --            --          --           --            --
---------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                   --
---------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                              --            --       109,381     170,842      154,282       434,505
---------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of November 30, 2004

            Vendor                    Invoice Date        Services             Invoice Number           Amount
            ------                    ------------        --------             --------------           ------
        Ashby & Geddes                 8/18/2004          June 2004             ASH486-02000            4,869.20
Young Conaway Stargatt & Taylor        8/18/2004          June 2004             YOU401-02000            4,017.90
       Dewey Ballantine                10/14/2004         June 2004             DEW310-02000           31,049.50
Hennigan, Bennett & Dorman, LLP        10/18/2004         June 2004             HEN455-02000           45,526.91
Hennigan, Bennett & Dorman, LLP        10/18/2004         June 2004             HEN111-02000           11,137.10
          Ben Branch                   8/1/2004           June 2004             DRB189-02000            1,386.00
        Ashby & Geddes                 10/14/2004         July 2004             ASH327-02000            3,270.70
       Dewey Ballantine                10/14/2004         July 2004             DEW221-02000           22,186.10
Hennigan, Bennett & Dorman, LLP        9/13/2004          July 2004             HEN229-02000           22,909.22
Hennigan, Bennett & Dorman, LLP        9/13/2004          July 2004             HEN421-02000            4,218.60
Young Conaway Stargatt & Taylor        9/15/2004          July 2004             YOU206-02000            2,060.50
          Ben Branch                   9/15/2004          July 2004             BEN132-02000            1,320.00
          Ben Branch                   9/15/2004          July 2004             BEN330-02000              330.00
                                                                                                    ------------
                                                                                  91 + days           154,281.73
                                                                                                    ------------

        Ashby & Geddes                 10/14/2004        August 2004            ASH541-02000            5,414.10
       Dewey Ballantine                10/14/2004        August 2004            DEW977-02000           97,702.98
       Dewey Ballantine                10/14/2004        August 2004            DEW239-02000           23,902.20
Hennigan, Bennett & Dorman, LLP        10/18/2004        August 2004            HEN343-02000           34,380.39
Hennigan, Bennett & Dorman, LLP        10/18/2004        August 2004            HEN851-02000            8,518.10
        Dr. Ben Branch                 8/1/2004          August 2004            DRB739-02000              739.20
        Dr. Ben Branch                 8/1/2004          August 2004            DRB189-02000              184.80
                                                                                                    ------------
                                                                                 61-90 days           170,841.77
                                                                                                    ------------

        Ashby & Geddes                 9/1/2004         September 2004          ASH243-02000           24,306.80
        Ashby & Geddes                 9/1/2004         September 2004          ASH190-02000            1,900.14
       Dewey Ballantine                9/1/2004         September 2004          DEW797-02000           79,715.20
       Dewey Ballantine                9/1/2004         September 2004          DEW240-02000            2,402.97
        Dr. Ben Branch                 9/1/2004         September 2004          DRB105-02000            1,056.00
                                                                                                    ------------
                                                                                 31-60 Days           109,381.11
                                                                                                    ------------

                                                                                                    ------------
                                                                            Total Professional Fee  $ 434,504.61
                                                                                                    ------------

                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: November 2004
                                                            --------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------     ----------------
Accounts Receivable Reconciliation                                                          Amount
---------------------------------------------------------------------------------     ----------------
Total Accounts Receivable at the beginning of the reporting period                          49,672,430
---------------------------------------------------------------------------------     ----------------
+ Amounts billed during the peiod                                                              204,794
---------------------------------------------------------------------------------     ----------------
- Amounts collected during the peiod                                                          (736,345)
---------------------------------------------------------------------------------     ----------------
Total Accounts Receivable at the end of the reporting period                                49,140,880
---------------------------------------------------------------------------------     ----------------

---------------------------------------------------------------------------------     ----------------
Accounts Receivable Aging                                                                   Amount
---------------------------------------------------------------------------------     ----------------
0 - 30 days old                                                                                  6,198
---------------------------------------------------------------------------------     ----------------
31 - 60 days old                                                                                    --
---------------------------------------------------------------------------------     ----------------
61 - 90 days old                                                                                    --
---------------------------------------------------------------------------------     ----------------
91 + days old                                                                               60,788,011
---------------------------------------------------------------------------------     ----------------
Total Accounts Receivable                                                                   60,794,209
---------------------------------------------------------------------------------     ----------------
Amount considered uncollectible (Bad Debt)                                                 (11,653,329)
---------------------------------------------------------------------------------     ----------------
Accounts Receivable (Net)                                                                   49,140,880
---------------------------------------------------------------------------------     ----------------

        DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------------     ----------------
Must be completed each month                                                            Yes       No
---------------------------------------------------------------------------------     ----------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                              X
---------------------------------------------------------------------------------     ----------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                   X
---------------------------------------------------------------------------------     ----------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                       X
---------------------------------------------------------------------------------     ----------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                X
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

                                                                      FORM MOR-5
                                                                          (9/99)